STATE OF NORTH CAROLINA

COUNTY OF WAKE

                CONSENT TO ASSIGNMENT OF LAND PURCHASE AGREEMENT


         THIS CONSENT OF SELLER TO ASSIGNMENT OF REAL PROPERTY PURCHASE AND SALE AGREEMENT ("Consent") is made and entered into May 10, 2002, effective as of the time set forth herein below, by MERISEL PROPERTIES, INC., a Delaware corporation ("Seller"), HD ACQUISITIONS, LLC, a North Carolina limited liability company ("Assignor"), and DCF I, LLC a North Carolina limited liability company ("Assignee").

                                W I T N E S S E T H:
                                -------------------

         WHEREAS, Seller and Assignor entered into that certain Real Property Purchase and Sale Agreement dated December 10, 2001, as amended by that certain First Amendment to Real Property Purchase and Sale Agreement dated February 8, 2002, as amended by that certain Second Amendment to Real Property Purchase and Sale Agreement dated March 11, 2002, as amended by that certain Third Amendment to Real Property Purchase and Sale Agreement dated March 18, 2002, as amended by that certain Fourth Amendment to Real Property Purchase and Sale Agreement dated March 22, 2002, as amended by that certain Fifth Amendment to Real Property Purchase and Sale Agreement dated April 5, 2002, as amended by that certain Sixth Amendment to Real Property Purchase and Sale Agreement dated April 12, 2002, as amended by that certain Seventh Amendment to Real Property Purchase and Sale Agreement dated April 19, 2002, as amended by that certain Eighth Amendment to Real Property Purchase and Sale Agreement dated April 26, 2002, and as further amended by that certain Ninth Amendment to Real Property Purchase and Sale Agreement dated May 3, 2002 (the Real Property Purchase and Sale Agreement as amended shall hereinafter be referred to as the "Agreement"); and

         WHEREAS, Assignor desires to assign to Assignee all of its right, title and interest under the Agreement, and Assignee agrees to assume the obligations and liabilities as Buyer under the Agreement;

         WHEREAS, Assignor and Assignee have executed an Assignment and Assumption of Real Property Purchase and Sale Agreement of even date herewith for the purpose of assigning to Assignee all Assignor's right, title and interest under the Agreement (the "Assignment Agreement");

         WHEREAS, Assignor has requested that Seller consent to the assignment of the Agreement pursuant to the Assignment Agreement, and Seller is willing to consent to the same on the following terms and conditions.

         NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that Seller does hereby consent to the assignment of the Agreement from the Assignor to Assignee pursuant to the Assignment Agreement subject, however, to the following terms, provisions, and conditions:

         1. Assignee shall be subject to all of the terms, covenants and conditions of the Agreement and shall assume all obligations of Assignor under the Agreement.

         2. This Consent shall, with respect to the assignment of the Agreement described herein, become effective and operative only at the time such assignment becomes effective and operative under the terms of the Assignment Agreement


         3. The Assignment shall not release Assignor from any liability or obligation under the Agreement.

         4. Assignor and Assignee certify and represent (each with respect to itself) that they have the power and authority to enter into this Consent and that this Consent has been duly authorized by all necessary action of each of them.

         5. The parties hereto acknowledge and agree that all terms of the Agreement remain in full force and effect without modification except as set forth herein.


         6. This Consent may be executed in counterparts, and facsimile signatures shall have the same binding effect as original signatures.

IN WITNESS WHEREOF, the parties hereto have executed this Consent the day and year first above written.

                                     SELLER:

                                     MERISEL PROPERTIES, INC.
                                     a Delaware corporation

                                     BY: /s/Karen Tallman
                                        -------------------------------------
                                        Karen Tallman, Secretary



                                     ASSIGNOR:

                                     HD ACQUISITIONS, LLC,
                                     a North Carolina limited liability company



                                     By:   /s/Anthony Dilweg
                                           ---------------------------------
                                     Name:  Anthony Dilweg
                                           ---------------------------------
                                     Title: Manager
                                           ---------------------------------




                                     ASSIGNEE:


                                     DCF I, LLC
                                     a North Carolina limited liability company


                                     By:   /s/Anthony Dilweg
                                           ---------------------------------
                                     Name:  Anthony Dilweg
                                           ---------------------------------
                                     Title: Manager
                                           ---------------------------------